UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

 July 31, 2018

(Date of Report)

AMERICATOWNE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

(SEE EXPLANATORY NOTE BELOW)

Nevada	000-55699	81-3131497
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh, North Carolina 27609
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406-2713

 (ISSUER TELEPHONE NUMBER)

ATI Modular Technology Corp.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

 Explanatory Note Regarding Corporate Structure

AmericaTowne Holdings, Inc., a Nevada corporation (the “Company”) is the successor-by-name, through amendment to the Articles of Incorporation for ATI Modular Technology Corp. (OTC:ATMO). The Company is the post-merger survivor with its subsidiary, AmericaTowne, Inc. (“AmericaTowne”). The merger has been disclosed on definitive Schedule 14C filed with AmericaTowne and the Company, and thus the reader is directed to periodic disclosures on EDGAR by AmericaTowne and the Company. The merger shall be considered finalized on July 26, 2018 (twenty days after mailing, which occurred on July 6, 2018). The contractual rights, duties and obligations of AmericaTowne with customers, vendors and affiliates have merged resulting in the Company assuming such rights, duties and obligations.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.06 Change in Shell Company Status

Effective July 26, 2018, the merger between AmericaTowne and the Company shall be deemed effective, as set forth in the company’s respective definitive Schedule 14C (see Section 9, Item 9.01, below). The Company and AmericaTowne had previously filed amended Articles of Incorporation with the State of Nevada and State of Delaware pursuant to each State’s respective statutes. After July 26, 2018, the Company will facilitate the business plans of its predecessor-in-name, ATI Modular Technology Corp., and AmericaTowne under the name – AmericaTowne Holdings, Inc. On July 9, 2018 the Company filed its assumed name filing with the State of Nevada to conduct business as “ATI Modular Technology Corp.” and “AmericaTowne” resulting in the Company operating its business using these two assumed names.

On March 8, 2017, the Company had cleared its notification of corporate action with the Financial Industry Regulatory Authority, or FINRA, setting forth, amongst other things, the merger identified above. As a result of the merger, and the Company’s assumption of all assets, liabilities, and contractual rights, duties and obligations of AmericaTowne, which prior to the merger had business operations, and assets consisting of more than just cash or cash equivalents, the Company ceased to be a “shell company,” as defined in Rule 12b-2 of the Exchange Act. Reference is made to those filings set forth in Section 9, Item 9.01.

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SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description	Filed Herewith	Form	Filing Date
3.1	Amended Articles of Incorporation (Company)	X
99.1	Definitive Schedule 14C (Company)		Def 14C	August 8, 2017
99.2	Definitive Schedule 14C (AmericaTowne)		Def 14C	June 13, 2018
99.3	Form S-4/A (Company)		Form S-4/A	June 15, 2018
99.4	Notice of Effectiveness of Form S-4/A (Company)		Letter	June 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE HOLDINGS, INC., f/k/a ATI MODULAR TECHNOLOGY CORP.

By: /s/ Alton Perkins

Alton Perkins

Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary

Dated: July 31, 2018

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